UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

May 9, 2007

Date of Report (Date of earliest event reported)

BASIN WATER, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51991	20-4736881
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8731 Prestige Court Rancho Cucamonga, CA	91730
(Address of principal executive offices)	(Zip Code)

(909) 481-6800

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 9, 2007, the Company issued a news release announcing that it had executed a definitive agreement to purchase control of the West Riverside Canal Company and the 350 Inch Water Company located in San Bernardino and Riverside Counties, California.

A copy of Basin Water’s press release announcing the definitive agreement is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

Exhibit No.	Document
99.1	Press release issued by Basin Water, Inc. on May 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASIN WATER, INC.
(Registrant)

Date: May 11, 2007	BY:	/s/ Thomas C. Tekulve
Thomas C. Tekulve
Chief Financial Officer and Secretary

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